UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 7, 2008

SEMGROUP ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Two Warren Place 6120 South Yale Avenue, Suite 500 Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (918) 524-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As discussed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 21, 2008, the board of directors (the “Board”) of SemGroup Energy Partners G.P., L.L.C. (the “General Partner”), the general partner of SemGroup Energy Partners, L.P. (the “Partnership”), was reconstituted in connection with a change in control of the voting power of the membership interests in the General Partner on July 18, 2008.  As a result of the reconstitution of the Board, there are only two independent directors serving as members of the audit committee of the Board (the “Audit Committee”).

On August 7, 2008, the Partnership received a Nasdaq Staff Deficiency Letter stating that the reconstitution of the Board had caused the Partnership to fail to satisfy Marketplace Rule 4350(d) of The Nasdaq Stock Market (“Nasdaq”), which requires that the Audit Committee be composed of at least three independent directors.  In accordance with Marketplace Rule 4350(d)(4), Nasdaq has provided the Partnership a cure period to regain compliance until the earlier of the Partnership’s next annual unitholders’ meeting or July 18, 2009; or if the next annual unitholders’ meeting is held before January 14, 2009, then the Partnership must evidence compliance no later than January 14, 2009. If the Partnership does not regain compliance within this period, Nasdaq may provide written notification that the Partnership’s securities will be delisted. Upon receipt of any such delisting notification, the Partnership may appeal the delisting to Nasdaq’s Listings Qualifications Panel.

Item 7.01.                                Regulation FD Disclosure.

On August 8, 2008, the Partnership issued a press release relating to its receipt of the Nasdaq Staff Deficiency Letter discussed in Item 3.01.  A copy of the press release is furnished as an exhibit to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release dated August 8, 2008.
2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP ENERGY PARTNERS, L.P.

By:  SemGroup Energy Partners G.P., L.L.C.
        its General Partner

Date:  August 8, 2008                                                                                     By:  /s/ Alex G. Stallings
Alex G. Stallings
Chief Accounting Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release dated August 8, 2008.